Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Overview
On May 22, 2024, Pitney Bowes Inc. ("we" or the "Company") announced an initiative to expeditiously conclude a strategic review of the Global Ecommerce reporting segment. On July 24, 2024, we sold the Global Ecommerce fulfillment services business for $1 million.
Further, on August 8, 2024, we entered into a series of transactions designed to facilitate an orderly wind-down of a majority of the Company’s Global Ecommerce reporting segment. In connection with the wind-down, an affiliate of Hilco Commercial Industrial, LLC (“Hilco”) subscribed for 81% of the voting interests in the subsidiary, DRF Logistics, LLC owning a majority of the Global Ecommerce segment net assets and operations (DRF Logistics, LLC and its subsidiary, DRF LLC, the “Ecommerce Debtors”) for de minimis consideration (the “GEC Sale”), with a subsidiary of the Company retaining 19% of the voting interests and 100% of the economic interests. Subsequent to the GEC Sale, the Ecommerce Debtors, at the direction of their own governing bodies, filed petitions to commence Chapter 11 bankruptcy cases and conduct an orderly wind-down of the Ecommerce Debtors (the “GEC Chapter 11 Cases”). The GEC Sale, the GEC Chapter 11 Cases and any associated transactions as referred herein as the “Ecommerce Restructuring”.
In connection with the contemplated GEC Chapter 11 Cases, we entered into a Restructuring Support Agreement (the “RSA”) with the Ecommerce Debtors to provide for, among other things, an orderly wind-down of the Ecommerce Debtors, shared services between the Company and the Ecommerce Debtors for a period of time, a global settlement between the Company and the Ecommerce Debtors, and a senior secured, super-priority debtor-in-possession term loan (the “DIP Facility”) in an aggregate principal amount of up to $47 million.
Unaudited Pro Forma Condensed Consolidated Financial Information
The following unaudited pro forma condensed consolidated financial information ("Pro Forma Information") has been derived from the Company's historical consolidated financial statements and reflects certain assumptions and adjustments that management believes are reasonable under the circumstances and given the information available at this time. The Pro Forma Information reflects adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position as of June 30, 2024 and results of operations for the six months ended June 30, 2024 and years ended December 31, 2023, 2022 and 2021. The Pro Forma Information is provided for informational purposes only and is not intended to represent what the Company's financial position or results of operations would have been had the disposition occurred on an earlier date, nor is it indicative of its future financial position or results of operations. The unaudited pro forma condensed consolidated balance sheet gives effect to the Ecommerce Restructuring as if it occured on June 30, 2024. The unaudited pro forma consolidated statements of operations gives effect to the Ecommerce Restructuring as if it had occured on January 1, 2023 and reflect the reclassification of the Ecommerce Restructuring and sale of the fulfillment services business as discontinued operations for all periods presented. The Pro Forma Information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes. Additional information about the pro forma adjustments can be found in the Notes to Unaudited Pro Forma Consolidated Financial Information.

Pitney Bowes Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2024
(in thousands, except per share amount)

	Historical	Disposal Group	Continuing Operations	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$590,147	$9,357	$580,790	$(47,000)	(a)	$533,790
Short-term investments (includes $1,752 reported at fair value)	21,852	—	21,852	—		21,852
Accounts and other receivables (net of allowance of $10,079)	266,172	98,446	167,726	—		167,726
Short-term finance receivables (net of allowance of $14,418)	541,957	—	541,957	—		541,957
DIP Facility	—	—	—	47,000	(a)	47,000
Inventories	76,500	8,397	68,103	—		68,103
Current income taxes	7,850	—	7,850	—		7,850
Other current assets and prepayments	101,263	14,241	87,022	—		87,022
Total current assets	1,605,741	130,441	1,475,300	—		1,475,300
Property, plant and equipment, net	359,452	130,391	229,061	—		229,061
Rental property and equipment, net	22,334	—	22,334	—		22,334
Long-term finance receivables (net of allowance of $8,341)	625,734	—	625,734	—		625,734
Goodwill	727,613	—	727,613	—		727,613
Intangible assets, net	54,339	36,270	18,069	—		18,069
Operating lease assets	297,638	169,807	127,831	—		127,831
Noncurrent income taxes	58,063	—	58,063	—		58,063
Other assets (includes $209,711 reported at fair value)	327,488	7,996	319,492	—		319,492
Total assets	$4,078,402	$474,905	$3,603,497	$—		$3,603,497

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$843,148	$71,817	$771,331	$3,987	(b)	$775,318
Customer deposits at Pitney Bowes Bank	628,711	—	628,711	—		628,711
Current operating lease liabilities	61,143	34,144	26,999	—		26,999
Current portion of long-term debt	57,290	—	57,290	—		57,290
Advance billings	86,339	10,006	76,333	—		76,333
Current income taxes	1,556	—	1,556	—		1,556
Total current liabilities	1,678,187	115,967	1,562,220	3,987		1,566,207
Long-term debt	2,065,034	—	2,065,034	—		2,065,034
Deferred taxes on income	193,835	8,959	184,876	—		184,876
Tax uncertainties and other income tax liabilities	14,538	—	14,538	—		14,538
Noncurrent operating lease liabilities	263,758	143,754	120,004	—		120,004
Other noncurrent liabilities	290,939	22,168	268,771	—		268,771
Total liabilities	4,506,291	290,848	4,215,443	3,987		4,219,430

Stockholders' deficit:
Common stock, $1 par value (480,000 shares authorized; 270,338 shares issued)	270,338	—	270,338	—		270,338
Retained earnings	2,948,959	184,057	2,764,902	(3,987)	(b)	2,760,915
Accumulated other comprehensive loss	(865,523)	—	(865,523)	—		(865,523)
Treasury stock, at cost (91,217 shares)	(2,781,663)	—	(2,781,663)	—		(2,781,663)
Total stockholders’ deficit	(427,889)	184,057	(611,946)	(3,987)		(615,933)
Total liabilities and stockholders’ deficit	$4,078,402	$474,905	$3,603,497	$—		$3,603,497

Pitney Bowes Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2024
(in thousands, except per share amounts)

	Historical	Disposal Group	Continuing Operations
Revenue:
Business services	$1,042,263	$598,502	$443,761
Support services	190,345	—	190,345
Financing	135,202	—	135,202
Equipment sales	150,156	—	150,156
Supplies	72,230	—	72,230
Rentals	33,483	—	33,483
Total revenue	1,623,679	598,502	1,025,177
Costs and expenses:
Cost of business services	876,123	600,612	275,511
Cost of support services	64,719	—	64,719
Financing interest expense	32,568	—	32,568
Cost of equipment sales	102,873	—	102,873
Cost of supplies	20,553	—	20,553
Cost of rentals	9,117	—	9,117
Selling, general and administrative	436,205	59,256	376,949
Research and development	18,589	3,705	14,884
Restructuring charges	36,158	1,994	34,164
Interest expense, net	56,533	974	55,559
Other components of net pension and post retirement income	(769)	—	(769)
Total costs and expenses	1,652,669	666,541	986,128
(Loss) income from continuing operations before income taxes	(28,990)	(68,039)	39,049
(Benefit) provision for income taxes from continuing operations	(1,238)	(19,975)	18,737
Net (loss) income from continuing operations	$(27,752)	$(48,064)	$20,312

Basic net (loss) earnings per share - Continuing operations	$(0.16)		$0.11
Diluted net (loss) earnings per share - Continuing operations	$(0.16)		$0.11

Weighted average number of shares outstanding:
Basic	177,872		177,872
Diluted	177,872		181,342

Pitney Bowes Inc.
Consolidated Statement of Operations
For the Year Ended December 31, 2023
(In thousands, except per share amounts)

	Historical	Disposal Group	Continuing Operations
Revenue:
Business services	$2,045,069	$1,158,372	$886,697
Support services	410,734	—	410,734
Financing	271,197	—	271,197
Equipment sales	323,739	—	323,739
Supplies	147,709	—	147,709
Rentals	67,900	—	67,900
Total revenue	3,266,348	1,158,372	2,107,976
Costs and expenses:
Cost of business services	1,756,616	1,146,668	609,948
Cost of support services	137,676	—	137,676
Financing interest expense	63,281	—	63,281
Cost of equipment sales	223,757	—	223,757
Cost of supplies	43,347	—	43,347
Cost of rentals	19,614	—	19,614
Selling, general and administrative	897,260	118,273	778,987
Research and development	41,405	11,919	29,486
Restructuring charges	61,585	9,173	52,412
Goodwill impairment	339,184	339,184	—
Interest expense, net	100,445	1,677	98,768
Other components of net pension and postretirement cost	(8,256)	—	(8,256)
Other income	(3,064)	—	(3,064)
Total costs and expenses	3,672,850	1,626,894	2,045,956
(Loss) income from continuing operations before income taxes	(406,502)	(468,522)	62,020
(Benefit) provision for income taxes from continuing operations	(20,875)	(32,863)	11,988
Net (loss) income from continuing operations	$(385,627)	$(435,659)	$50,032

Basic net (loss) earnings per share - Continuing operations	$(2.20)		$0.28
Diluted net (loss) earnings per share - Continuing operations	$(2.20)		$0.28

Weighted average number of shares outstanding:
Basic	175,640		175,640
Diluted	175,640		179,685

Pitney Bowes Inc.
Consolidated Statement of Operations
For the Year Ended December 31, 2022
(In thousands, except per share amounts)

	Historical	Disposal Group	Continuing Operations
Revenue:
Business services	$2,249,941	$1,041,013	$1,208,928
Support services	438,191	—	438,191
Financing	274,508	—	274,508
Equipment sales	354,960	—	354,960
Supplies	154,186	—	154,186
Rentals	66,256	—	66,256
Total revenue	3,538,042	1,041,013	2,497,029
Costs and expenses:
Cost of business services	1,934,206	1,028,333	905,873
Cost of support services	148,829	—	148,829
Financing interest expense	51,789	—	51,789
Cost of equipment sales	253,843	—	253,843
Cost of supplies	43,778	—	43,778
Cost of rentals	25,105	—	25,105
Selling, general and administrative	905,570	118,374	787,196
Research and development	43,657	8,193	35,464
Restructuring charges	18,715	1,507	17,208
Interest expense, net	89,980	2,674	87,306
Other components of net pension and post retirement cost	4,308	—	4,308
Other income	(21,618)	(4,546)	(17,072)
Total costs and expenses	3,498,162	1,154,535	2,343,627
Income (loss) from continuing operations before income taxes	39,880	(113,522)	153,402
Provision (benefit) for income taxes from continuing operations	2,940	(22,663)	25,603
Net income (loss) from continuing operations	$36,940	$(90,859)	$127,799

Basic earnings per share - Continuing operations	$0.21		$0.73
Diluted earnings per share - Continuing operations	$0.21		$0.72

Weighted average number of shares outstanding:
Basic	173,912		173,912
Diluted	177,252		177,252

Pitney Bowes Inc.
Consolidated Statement of Operations
For the Year Ended December 31, 2021
(In thousands, except per share amounts)

	Historical	Disposal Group	Continuing Operations
Revenue:
Business services	$2,334,674	$975,644	$1,359,030
Support services	460,888	—	460,888
Financing	294,418	—	294,418
Equipment sales	350,138	—	350,138
Supplies	159,438	—	159,438
Rentals	74,005	—	74,005
Total revenue	3,673,561	975,644	2,697,917
Costs and expenses:
Cost of business services	2,034,477	1,020,308	1,014,169
Cost of support services	149,706	—	149,706
Financing interest expense	47,059	—	47,059
Cost of equipment sales	251,914	—	251,914
Cost of supplies	43,980	—	43,980
Cost of rentals	24,427	—	24,427
Selling, general and administrative	924,163	22,156	902,007
Research and development	46,777	65	46,712
Restructuring charges	19,003	1,041	17,962
Interest expense, net	96,886	2,579	94,307
Other components of net pension and post retirement cost	1,010	—	1,010
Other expense (income)	41,574	(10,564)	52,138
Total costs and expenses	3,680,976	1,035,585	2,645,391
(Loss) income from continuing operations before income taxes	(7,415)	(59,941)	52,526
(Benefit) provision for income taxes from continuing operations	(10,922)	(14,712)	3,790
Net income (loss) from continuing operations	$3,507	$(45,229)	$48,736

Basic earnings (loss) per share - Continuing operations	$0.02		$0.28
Diluted earnings (loss) per share - Continuing operations	$0.02		$0.27

Weighted average number of shares outstanding:
Basic	173,914		173,914
Diluted	179,105		179,105

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Note 1: Basis of Presentation
The unaudited pro forma condensed consolidated financial information has been prepared from the Company's historical accounting records and in accordance with Article 11 of SEC Regulation S-X Pro Forma Financial Information, as amended. The unaudited pro forma condensed consolidated balance sheet gives effect to the Ecommerce Restructuring as if it occured on June 30, 2024. The unaudited pro forma consolidated statements of operations gives effect to the Ecommerce Restructuring as if it had occured on January 1, 2023.
Discontinued operations reflect associated assets, liabilities, and stockholders' equity and results of operations attributable to the Ecommerce Debtors and fulfillment services business, which were included in the Company's historical consolidated financial statements in accordance with ASC 205-20. The amounts exclude:
•General corporate overhead costs historically allocated to the Global Ecommerce segment that do not meet the requirements to be presented in discontinued operations.
•The impact of intercompany activity that was eliminated in consolidation.
The Historical column represents the historical consolidated balance sheet as of June 30, 2024 and the consolidated statement of operations for the six months ended June 30, 2024 were derived from the Company's unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The historical consolidated statements of operations for each of the years ended December 31, 2023, 2022 and 2021 were derived from the Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2023.
The Disposal Group column represents the elimination of historical assets and liabilities of the Ecommerce Debtors and the fulfillment services business from the Company’s Condensed Consolidated Balance Sheet at June 30, 2024 and the reclassification of their results of operations from continuing operations to discontinued operations (not presented herein) with the Company's Consolidated Statements of Operations for the six months ended June 30, 2024 and years ended December 31, 2023, 2022, and 2021.
Note 2: Pro Forma Adjustments
The Pro Forma Financial Information has been prepared in accordance with Regulation S-X Article 11 and reflect preliminary estimates of the accounting adjustments to the transactions referred to above. The pro forma adjustments do not reflect future events that may occur after the Ecommerce Restructuring, including the realization of any cost savings or potential one-time costs that could be incurred associated with the transaction. Pro forma adjustments include:
a.Represents the aggregate funding by the Company under the DIP Facility to the Ecommerce Debtors and related DIP Facility receivable. The DIP Facility bears interest at an annual rate of 10%. Due to the uncertainty of timing and amounts of funding under the DIP Facility, we have not included a pro forma adjustment for interest income. The DIP Facility matures in November 2024.
b.Represents the accrual of $4 million of transaction costs incurred through the closing date of the Ecommerce Restructuring not included in the historical amounts as of June 30, 2024. These costs would be reflected as discontinued operations and as such, have not been reflected in the proforma statement of operations.
Note 3: Earnings Per Share
Basic earnings per share is computed based on the weighted-average number of shares outstanding during the year. Diluted earnings per share is computed based on the weighted-average number of shares outstanding during the year plus the weighted-average dilutive effect of common stock equivalents.
Due to the net loss reported for the period, historical diluted earnings per share for the six months ended June 30, 2024 and year ended December 31, 2023 was calculated using weighted-average basic shares outstanding.
Note 4: Other
The Company and the Ecommerce Debtors entered into the RSA whereby the Company will perform certain support functions for a period of time. Income and expenses related to the RSA have not been included as a pro forma adjustment as the RSA and any potential amounts to be received thereunder, are subject to approval by the bankruptcy court.